NEUBERGER&BERMAN
      EQUITY TRUST


 SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED MAY 14, 1998.

THE FOLLOWING DISCLOSURE REGARDING NEUBERGER&BERMAN GENESIS TRUST IS ADDED TO THE PROSPECTUS:

Effective October 14, 1998, Neuberger&Berman GENESIS Trust is open to purchases by new investors.




The date of this Supplement is October 14, 1998.